UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-04760

DWS Advisor Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2010 Annual Report to Shareholders

DWS RREEF Real Estate Securities Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Financial Highlights
28 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Tax Information
39 Investment Management Agreement Approval
43 Summary of Management Fee Evaluation by Independent Fee Consultant
47 Board Members and Officers
51 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2010
Average Annual Total Returns as of 12/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	28.66%	0.48%	3.28%	11.36%
Class B	27.62%	-0.17%	2.55%	10.49%
Class C	27.77%	-0.17%	2.58%	10.55%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	21.26%	-1.49%	2.06%	10.71%
Class B (max 4.00% CDSC)	24.62%	-0.80%	2.40%	10.49%
Class C (max 1.00% CDSC)	27.77%	-0.17%	2.58%	10.55%
No Sales Charges
Class R	28.22%	0.26%	3.08%	11.10%
Class S	28.90%	0.69%	3.52%	11.48%
Institutional Class	29.27%	0.82%	3.65%	11.72%
S&P 500® Index+	15.06%	-2.86%	2.29%	1.41%
MSCI US REIT Index++	28.48%	1.13%	2.99%	10.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 1.04%, 2.00%, 1.90%, 1.34%, 0.80% and 0.63% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the period prior to their inception on September 3, 2002, Class R prior to its inception on October 1, 2003 and Class S prior to its inception on May 2, 2005 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Real Estate Securities Fund — Class A [] S&P 500 Index+ [] MSCI US REIT (Morgan Stanley US Real Estate Investment Trust) Index++

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The MSCI US REIT Index is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 12/31/10	$17.67	$17.81	$17.82	$17.70	$17.75	$17.67
12/31/09	$13.96	$14.05	$14.06	$14.00	$14.01	$13.95
Distribution Information: Twelve Months as of 12/31/10: Income Dividends	$.26	$.11	$.13	$.23	$.28	$.33

Lipper Rankings — Real Estate Funds Category as of 12/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	65	of	224	29
3-Year	92	of	207	45
5-Year	44	of	173	26
Class B 1-Year	104	of	224	47
3-Year	122	of	207	59
5-Year	80	of	173	46
Class C 1-Year	97	of	224	44
3-Year	123	of	207	60
5-Year	79	of	173	46
Class R 1-Year	77	of	224	35
3-Year	99	of	207	48
5-Year	56	of	173	33
Class S 1-Year	58	of	224	26
3-Year	84	of	207	41
5-Year	34	of	173	20
Institutional Class 1-Year	47	of	224	21
3-Year	81	of	207	39
5-Year	28	of	173	17
10-Year	5	of	87	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 7/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,222.90	$1,219.20	$1,219.20	$1,220.70	$1,226.40	$1,226.20
Expenses Paid per $1,000*	$6.05	$9.90	$9.90	$8.23	$3.70	$3.48
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 7/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,019.76	$1,016.28	$1,016.28	$1,017.80	$1,021.88	$1,022.08
Expenses Paid per $1,000*	$5.50	$9.00	$9.00	$7.48	$3.36	$3.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS RREEF Real Estate Securities Fund	1.08%	1.77%	1.77%	1.47%	.66%	.62%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS RREEF Real Estate Securities Fund:

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS RREEF Real Estate Securities Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), which is also part of Deutsche Asset Management, is an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

John W. Vojticek

Jerry W. Ehlinger, CFA

Co-Lead Portfolio Managers

John F. Robertson, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The real estate securities market retreated early in 2010, as the US government's announcement of plans to tax banks — coupled with lending curbs in China (temporarily dampening hopes for global growth) — prompted a sell-off. The market then rebounded during the first quarter as a stronger-than-expected growth domestic product (GDP, the value of goods and services produced in an economy) report eased concerns about the economy that had arisen based on some prior weaker statistical releases. Improved manufacturing and consumer confidence data provided additional optimism that consumer demand was turning up and that business capital spending would buoy GDP. However, the favorable environment then soured in the face of mixed economic data and mounting concern regarding sovereign credit issues in Europe. These worries led to a decrease in corporate lending and a spike in market volatility. In the third quarter, the announcement of additional quantitative easing by the US Federal Reserve Board (the Fed), with the goal of bolstering economic recovery, sparked another rally in REITs. In December, nearly all economic releases suggested increased US consumer demand as well as signs of hope for the job market. Initial jobless claims fell late in the year and manufacturing activity improved. However, home prices weakened and remained a concern as mortgage rates rose in conjunction with a steepening Treasury yield curve.1

For the 12-month period ended December 31, 2010, DWS RREEF Real Estate Securities Fund returned 28.66%. (Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the MSCI US REIT Index, returned 28.48% over the same period.2

During the most recent fiscal year, both sector allocation and stock selection had positive impacts on relative performance. Underweight positions to the underperforming industrial, office and retail sectors contributed, as did overweight positions in the outperforming apartment and regional mall sectors.3 Stock selection was weak within the regional mall sector, but this was more than offset by favorable stock selection within apartment, hotel and retail REITs.

Positive Contributors to Fund Performance

Over the period, holdings in Post Properties, Inc. performed well due to a general recovery in the apartment sector and stabilization in the firm's core market areas. In 2010, Post negotiated an agreement to repurchase debt from a large condominium project at a significant discount, allowing the company to remove some financial uncertainty and increase the value of the project. In addition, our position in the regional mall REIT Developers Diversified Realty Corp. outperformed based on a management shake-up, along with the company's successful equity offering and other balance sheet improvements.

Negative Contributors to Fund Performance

In the apartment sector, the timing of our underweight position in Equity Residential detracted from performance, as investors strongly rewarded the company's projection of significantly higher earnings. Investors also applauded Equity Residential's aggressive series of acquisitions early in the year when conditions were favorable. Additionally, the fund's overweight position in Digital Realty Trust, Inc. negatively impacted performance, as the company's second-largest tenant forecasted lower earnings during the fourth quarter, and investors grew concerned about the near-term prospects for data-center REITs, such as Digital Realty.

Outlook and Positioning

According to Green Street Advisors, Inc., a closely followed independent research and consulting firm, REITs were priced at a premium to underlying property values as of year end 2010. However, relatively attractive interest rates and higher near-term expectations for US growth make us believe that REITs are still reasonably valued. Further, we think that the US real estate market is poised to enjoy multiple years of above-average growth, assuming that the economy continues to recover. US GDP has increased for four consecutive quarters and employment growth is improving, generating over one million jobs in 2010. Modest improvement in demand for commercial real estate this past year — accompanied by minimal commercial real estate — has resulted in sharply reduced supply across all REIT sectors. In turn, this environment provides a positive backdrop for rent levels and occupancy growth to continue in 2011. Also, significantly lower financing costs and optimism concerning economic growth have bolstered commercial real estate prices since their recent low point in the first half of 2009. Thus, despite the recent spike in longer-term interest rates, we expect continuing advances for the US economy and a positive environment for REITs in 2011.

The fund's largest sector overweight is to apartments, where favorable demographics, job growth, a low level of supply and declining home ownership are expected to drive strong revenue growth through 2011. Our largest underweight is to the office sector. Despite the fact that the top urban office markets have seen meaningful improvement in demand and enjoy a positive outlook for cash flow growth, suburban office markets remain weak. We believe that it will take several years for many suburban markets to show meaningful revenue growth.

1 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

2 The MSCI US REIT Index is an unmanaged, free float-adjusted market-capitalization- weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Office	16%	18%
Apartments	16%	16%
Regional Malls	15%	16%
Health Care	12%	16%
Shopping Centers	11%	7%
Hotels	8%	5%
Storage	7%	8%
Industrial	6%	4%
Diversified	5%	8%
Other	2%	1%
Specialty Services	1%	1%
Manufactured Homes	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at December 31, 2010 (50.6% of Net Assets)
1. Simon Property Group, Inc. Owner and operator of regional shopping malls	11.0%
2. Host Hotels & Resorts, Inc. Owns and controls upscale and luxurious hotels	5.1%
3. Public Storage Owner and operator of personal and business mini-warehouses	4.9%
4. ProLogis Owner, manager and developer of global corporate distribution facilities	4.8%
5. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	4.7%
6. Boston Properties, Inc. Owner, manager and developer of commercial and industrial real estate	4.4%
7. SL Green Realty Corp. Owns and operates office buildings	4.3%
8. Equity Residential Owner, operator and developer of multifamily properties	4.3%
9. HCP, Inc. Invests in health-care-related real estate	3.8%
10. Regency Centers Corp. Owner, developer and operator of community shopping centers	3.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of December 31, 2010
	Shares	Value ($)

Common Stocks 99.3%
Real Estate Investments Trusts ("REITs") 97.5%
Apartments 16.2%
Apartment Investment & Management Co. "A"	831,325	21,481,438
AvalonBay Communities, Inc. (a)	518,190	58,322,284
BRE Properties, Inc. (a)	778,344	33,857,964
Campus Crest Communities, Inc.	544,600	7,635,292
Equity Residential (a)	1,024,805	53,238,620
Post Properties, Inc. (a)	713,910	25,914,933
		200,450,531
Diversified 5.2%
Colonial Properties Trust (a)	1,114,501	20,116,743
Digital Realty Trust, Inc. (a)	722,537	37,239,557
PS Business Parks, Inc.	117,757	6,561,420
Washington Real Estate Investment Trust	28	868
		63,918,588
Health Care 11.9%
Brookdale Senior Living, Inc.* (a)	1,312,676	28,104,393
Cogdell Spencer, Inc.	1,353,331	7,849,320
HCP, Inc. (a)	1,280,600	47,113,274
LTC Properties, Inc.	535,096	15,025,496
Medical Properties Trust, Inc. (a)	232,217	2,514,910
Nationwide Health Properties, Inc. (a)	220,500	8,021,790
Sabra Health Care REIT, Inc.	273,900	5,039,760
Senior Housing Properties Trust	1,548,275	33,969,153
		147,638,096
Hotels 7.5%
Host Hotels & Resorts, Inc. (a)	3,538,094	63,225,740
Pebblebrook Hotel Trust	839,939	17,067,560
Strategic Hotels & Resorts, Inc.*	2,450,454	12,962,902
		93,256,202
Industrial 6.1%
AMB Property Corp.	101,160	3,207,784
DCT Industrial Trust, Inc. (a)	2,496,727	13,257,620
ProLogis (a)	4,139,534	59,774,871
		76,240,275
Manufactured Homes 0.6%
Equity Lifestyle Properties, Inc.	139,250	7,788,253
Office 16.5%
Boston Properties, Inc. (a)	626,891	53,975,315
Brandywine Realty Trust	2,200,918	25,640,695
CommonWealth REIT	767,932	19,589,945
Douglas Emmett, Inc.	1,044,416	17,337,306
Hudson Pacific Properties, Inc. (a)	201,700	3,035,585
SL Green Realty Corp. (a)	791,181	53,412,629
Vornado Realty Trust (a)	370,407	30,866,015
		203,857,490
Regional Malls 14.7%
General Growth Properties, Inc.	746,325	11,553,111
Glimcher Realty Trust	1,048,408	8,806,627
Simon Property Group, Inc. (a)	1,372,264	136,526,545
Taubman Centers, Inc. (a)	491,941	24,833,182
		181,719,465
Shopping Centers 11.0%
Developers Diversified Realty Corp.	2,752,555	38,783,500
Kimco Realty Corp.	1,849,088	33,357,548
Ramco-Gershenson Properties Trust (a)	728,822	9,073,834
Regency Centers Corp. (a)	962,763	40,667,109
Tanger Factory Outlet Centers, Inc. (a)	282,400	14,456,056
		136,338,047
Specialty Services 1.1%
Entertainment Properties Trust (a)	283,255	13,100,544
Storage 6.7%
Extra Space Storage, Inc. (a)	1,323,993	23,037,478
Public Storage (a)	594,731	60,317,618
		83,355,096
		1,207,662,587
Other 1.8%
Real Estate Management & Development
Brookfield Properties Corp. (a)	1,240,200	21,740,706
Total Common Stocks (Cost $866,644,056)		1,229,403,293

Securities Lending Collateral 20.7%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $256,041,505)	256,041,505	256,041,505

Cash Equivalents 0.6%
Central Cash Management Fund, 0.19% (b) (Cost $7,327,617)	7,327,617	7,327,617

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,130,013,178)+	120.6	1,492,772,415
Other Assets and Liabilities, Net	(20.6)	(254,619,154)
Net Assets	100.0	1,238,153,261

* Non-income producing security.

+ The cost for federal income tax purposes was $1,205,719,916. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $287,052,499. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $369,103,900 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $82,051,401.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $250,076,567, which is 20.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$1,229,403,293	$—	$—	$1,229,403,293
Short-Term Investments (d)	263,369,122	—	—	263,369,122
Total	$1,492,772,415	$—	$—	$1,492,772,415

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $866,644,056) — including $250,076,567 of securities loaned	$1,229,403,293
Investment in Daily Assets Fund Institutional (cost $256,041,505)*	256,041,505
Investment in Central Cash Management Fund (cost $7,327,617)	7,327,617
Total investments, at value (cost $ 1,130,013,178)	1,492,772,415
Cash	182,440
Receivable for investments sold	7,855,802
Receivable for Fund shares sold	3,676,939
Dividends receivable	3,821,404
Interest receivable	28,946
Other assets	55,938
Total assets	1,508,393,884
Liabilities
Payable for investments purchased	10,155,593
Payable for Fund shares redeemed	2,433,699
Payable upon return of securities loaned	256,041,505
Accrued management fee	405,573
Other accrued expenses and payables	1,204,253
Total liabilities	270,240,623
Net assets, at value	$1,238,153,261
Net Assets Consist of
Undistributed net investment income	1,732,105
Net unrealized appreciation (depreciation) on investments	362,759,237
Accumulated net realized gain (loss)	(372,121,779)
Paid-in capital	1,245,783,698
Net assets, at value	$1,238,153,261

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of December 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($537,041,611 ÷ 30,385,377 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$17.67
Maximum offering price per share (100 ÷ 94.25 of $17.67)	$18.75
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,728,041 ÷ 209,360 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$17.81
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($30,723,028 ÷ 1,723,958 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$17.82
Class R Net Asset Value, offering and redemption price(a) per share ($14,132,593 ÷ 798,272 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$17.70
Class S Net Asset Value, offering and redemption price(a) per share ($62,168,408 ÷ 3,502,038 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$17.75
Institutional Class Net Asset Value, offering and redemption price(a) per share ($590,359,580 ÷ 33,413,295 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$17.67

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,044)	$28,035,135
Income distributions — Central Cash Management Fund	21,384
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	352,152
Total income	28,408,671
Expenses: Management fee	4,340,666
Administration fee	1,093,333
Services to shareholders	2,039,912
Custodian fee	44,792
Distribution and service fees	1,564,660
Professional fees	85,422
Trustees' fees and expenses	35,533
Reports to shareholders	172,127
Registration fees	107,931
Other	63,500
Total expenses	9,547,876
Net investment income	18,860,795
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	160,026,385
Capital gains dividend received	4,444,982
164,471,367
Change in net unrealized appreciation (depreciation) on investments	91,492,553
Net gain (loss)	255,963,920
Net increase (decrease) in net assets resulting from operations	$274,824,715

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$18,860,795	$27,838,835
Net realized gain (loss)	164,471,367	(149,789,444)
Change in net unrealized appreciation (depreciation)	91,492,553	366,956,668
Net increase (decrease) in net assets resulting from operations	274,824,715	245,006,059
Distributions to shareholders from: Net investment income: Class A	(7,962,042)	(10,508,272)
Class B	(29,574)	(112,335)
Class C	(232,802)	(473,814)
Class R	(178,920)	(247,463)
Class S	(997,539)	(3,636,413)
Institutional Class	(10,716,928)	(11,679,853)
Total distributions	(20,117,805)	(26,658,150)
Fund share transactions: Proceeds from shares sold	440,478,618	351,482,568
Reinvestment of distributions	15,780,064	20,916,497
Cost of shares redeemed	(440,141,794)	(354,264,794)
In-kind redemptions	—	(166,459,479)
Redemption fees	63,125	125,171
Net increase (decrease) in net assets from Fund share transactions	16,180,013	(148,200,037)
Increase (decrease) in net assets	270,886,923	70,147,872
Net assets at beginning of period	967,266,338	897,118,466
Net assets at end of period (including undistributed net investment income of $1,732,105 and $2,536,944, respectively)	$1,238,153,261	$967,266,338

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009		2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$13.96	$11.09		$19.07	$26.53	$20.83
Income (loss) from investment operations: Net investment incomea	.24	.33		.41	.39	.39
Net realized and unrealized gain (loss)	3.73	2.88		(7.75)	(4.61)	7.33
Total from investment operations	3.97	3.21		(7.34)	(4.22)	7.72
Less distributions from: Net investment income	(.26)	(.34)		(.46)	(.35)	(.51)
Net realized gains	—	—		(.09)	(2.89)	(1.51)
Return of capital	—	—		(.09)	—	—
Total distributions	(.26)	(.34)		(.64)	(3.24)	(2.02)
Redemption fees	.00 *	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$17.67	$13.96		$11.09	$19.07	$26.53
Total Return (%)b	28.66	29.98		(39.34)	(15.89)	37.73	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	537	437		384	596	1,205
Ratio of expenses before expense reductions (%)	1.06	1.04		.94	.97	.91
Ratio of expenses after expense reductions (%)	1.06	1.04		.94	.97	.82
Ratio of net investment income (%)	1.54	3.13		2.42	1.50	1.62
Portfolio turnover rate (%)	106	120	d	84	81	60
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class B Years Ended December 31,	2010	2009		2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$14.05	$11.09		$19.04	$26.48	$20.83
Income (loss) from investment operations: Net investment incomea	.11	.23		.26	.19	.18
Net realized and unrealized gain (loss)	3.76	2.96		(7.72)	(4.60)	7.33
Total from investment operations	3.87	3.19		(7.46)	(4.41)	7.51
Less distributions from: Net investment income	(.11)	(.23)		(.31)	(.14)	(.35)
Net realized gains	—	—		(.09)	(2.89)	(1.51)
Return of capital	—	—		(.09)	—	—
Total distributions	(.11)	(.23)		(.49)	(3.03)	(1.86)
Redemption fees	.00 *	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$17.81	$14.05		$11.09	$19.04	$26.48
Total Return (%)b	27.62	29.31		(39.71)	(16.51)	36.53	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6		8	20	36
Ratio of expenses before expense reductions (%)	1.88	2.00		1.82	1.73	1.73
Ratio of expenses after expense reductions (%)	1.88	2.00		1.82	1.73	1.72
Ratio of net investment income (%)	.72	2.17		1.54	.74	.72
Portfolio turnover rate (%)	106	120	d	84	81	60
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class C Years Ended December 31,	2010	2009		2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$14.06	$11.12		$19.10	$26.55		$20.88
Income (loss) from investment operations: Net investment incomea	.13	.24		.27	.20		.20
Net realized and unrealized gain (loss)	3.76	2.94		(7.75)	(4.61)		7.35
Total from investment operations	3.89	3.18		(7.48)	(4.41)		7.55
Less distributions from: Net investment income	(.13)	(.24)		(.32)	(.15)		(.37)
Net realized gains	—	—		(.09)	(2.89)		(1.51)
Return of capital	—	—		(.09)	—		—
Total distributions	(.13)	(.24)		(.50)	(3.04)		(1.88)
Redemption fees	.00 *	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$17.82	$14.06		$11.12	$19.10		$26.55
Total Return (%)b	27.77	29.26		(39.76)	(16.46	)c	36.67	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	27		27	60		126
Ratio of expenses before expense reductions (%)	1.78	1.90		1.78	1.69		1.64
Ratio of expenses after expense reductions (%)	1.78	1.90		1.78	1.69		1.62
Ratio of net investment income (%)	.82	2.27		1.58	.78		.82
Portfolio turnover rate (%)	106	120	d	84	81		60
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class R Years Ended December 31,	2010	2009		2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$14.00	$11.11		$19.09	$26.55	$20.83
Income (loss) from investment operations: Net investment incomea	.19	.32		.38	.34	.34
Net realized and unrealized gain (loss)	3.74	2.88		(7.76)	(4.61)	7.34
Total from investment operations	3.93	3.20		(7.38)	(4.27)	7.68
Less distributions from: Net investment income	(.23)	(.31)		(.42)	(.30)	(.45)
Net realized gains	—	—		(.09)	(2.89)	(1.51)
Return of capital	—	—		(.09)	—	—
Total distributions	(.23)	(.31)		(.60)	(3.19)	(1.96)
Redemption fees	.00 *	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$17.70	$14.00		$11.11	$19.09	$26.55
Total Return (%)	28.22	29.74		(39.42)	(16.00)	37.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	11		9	16	25
Ratio of expenses (%)	1.40	1.19		1.14	1.14	1.03
Ratio of net investment income (%)	1.20	2.98		2.22	1.33	1.41
Portfolio turnover rate (%)	106	120	b	84	81	60
a Based on average shares outstanding during the period. b Excludes portfolio securities delivered as a result of processing redemption in-kind transactions. * Amount is less than $.005.

Class S Years Ended December 31,	2010	2009		2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$14.01	$11.11		$19.11	$26.53	$20.80
Income (loss) from investment operations: Net investment incomea	.27	.36		.44	.44	.41
Net realized and unrealized gain (loss)	3.75	2.90		(7.77)	(4.60)	7.35
Total from investment operations	4.02	3.26		(7.33)	(4.16)	7.76
Less distributions from: Net investment income	(.28)	(.36)		(.49)	(.37)	(.52)
Net realized gains	—	—		(.09)	(2.89)	(1.51)
Return of capital	—	—		(.09)	—	—
Total distributions	(.28)	(.36)		(.67)	(3.26)	(2.03)
Redemption fees	.00 *	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$17.75	$14.01		$11.11	$19.11	$26.53
Total Return (%)	28.90	30.34		(39.34)	(15.63)	37.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	47		174	288	19
Ratio of expenses (%)	.87	.80		.79	.83	.73
Ratio of net investment income (%)	1.73	3.37		2.57	1.64	1.71
Portfolio turnover rate (%)	106	120	b	84	81	60
a Based on average shares outstanding during the period. b Excludes portfolio securities delivered as a result of processing redemption in-kind transactions. * Amount is less than $.005.

Institutional Class Years Ended December 31,	2010	2009		2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$13.95	$11.09		$19.09	$26.53		$20.81
Income (loss) from investment operations: Net investment incomea	.31	.38		.47	.49		.46
Net realized and unrealized gain (loss)	3.74	2.86		(7.76)	(4.61)		7.33
Total from investment operations	4.05	3.24		(7.29)	(4.12)		7.79
Less distributions from: Net investment income	(.33)	(.38)		(.53)	(.43)		(.56)
Net realized gains	—	—		(.09)	(2.89)		(1.51)
Return of capital	—	—		(.09)	—		—
Total distributions	(.33)	(.38)		(.71)	(3.32)		(2.07)
Redemption fees	.00 *	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$17.67	$13.95		$11.09	$19.09		$26.53
Total Return (%)	29.27	30.29		(38.99)	(15.50	)b	38.14	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	590	440		296	409		720
Ratio of expenses before expense reductions (%)	.63	.63		.63	.57		.58
Ratio of expenses after expense reductions (%)	.63	.63		.63	.56		.54
Ratio of net investment income (%)	1.97	3.54		2.73	1.91		1.90
Portfolio turnover rate (%)	106	120	c	84	81		60
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $296,415,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

During the year ended December 31, 2010, the Fund utilized $132,493,000 of the prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Capital loss carryforwards	$(296,415,000)
Unrealized appreciation (depreciation) on investments	$287,052,499

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2010	2009
Distributions from ordinary income*	$20,117,805	$26,658,150

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $1,155,120,517 and $1,141,287,038, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $100 million of the Fund's average daily net assets	.565%
Next $100 million of such net assets	.465%
Next $100 million of such net assets	.415%
Over $300 million of such net assets	.365%

Accordingly, for the year ended December 31, 2010, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2010, the Administration Fee was $1,093,333, of which $102,702 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2010
Class A	$784,865	$207,521
Class B	11,469	2,625
Class C	48,293	11,701
Class R	5,837	1,555
Class S	49,447	13,935
Institutional Class	95,793	24,630
	$995,704	$261,967

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended December 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2010
Class B	$34,578	$2,856
Class C	212,422	18,246
Class R	31,496	3,022
	$278,496	$24,124

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2010	Annual Effective Rate
Class A	$1,174,276	$316,622	.25%
Class B	11,750	2,030	.25%
Class C	71,863	16,455	.25%
Class R	28,275	7,027	.22%
	$1,286,164	$342,134

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2010 aggregated $2,439.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2010, the CDSC for Class B and C shares aggregated $8,567 and $1,434, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2010, DIDI received $1,217 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,231, of which $8,342 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,193,229	$128,415,324	13,701,406	$137,118,220
Class B	14,353	231,116	55,186	579,781
Class C	255,126	4,073,293	274,339	2,946,374
Class R	310,980	4,940,663	369,848	3,864,434
Class S	1,963,418	30,832,142	4,022,044	42,998,395
Institutional Class	17,210,675	271,986,080	15,881,566	163,975,364
		$440,478,618		$351,482,568
Shares issued to shareholders in reinvestment of distributions
Class A	450,272	$7,198,047	890,947	$9,555,103
Class B	1,520	24,332	9,402	94,934
Class C	11,966	193,646	36,240	382,266
Class R	11,057	176,903	22,761	244,800
Class S	47,628	760,229	343,789	3,288,334
Institutional Class	462,794	7,426,907	671,702	7,351,060
		$15,780,064		$20,916,497
Shares redeemed
Class A	(9,528,970)	$(148,466,343)	(17,912,166)	$(172,251,164)
Class B	(211,274)	(3,295,649)	(379,500)	(3,984,359)
Class C	(433,697)	(6,774,068)	(867,290)	(8,590,841)
Class R	(307,415)	(4,816,250)	(430,142)	(4,490,905)
Class S	(1,886,226)	(29,828,365)	(3,621,678)	(36,045,076)
Institutional Class	(15,801,717)	(246,961,119)	(11,667,271)	(128,902,449)
		$(440,141,794)		$(354,264,794)
In-kind redemption
Class S	—	$—	(12,981,321)	$(166,459,479)
Redemption fees		$63,125		$125,171
Net increase (decrease)
Class A	(885,469)	$(12,842,013)	(3,319,813)	$(25,565,631)
Class B	(195,401)	(3,040,192)	(314,912)	(3,309,644)
Class C	(166,605)	(2,506,759)	(556,711)	(5,262,123)
Class R	14,622	301,445	(37,533)	(380,342)
Class S	124,820	1,764,682	(12,237,166)	(156,146,316)
Institutional Class	1,871,752	32,502,850	4,885,997	42,464,019
		$16,180,013		$(148,200,037)

F. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. ln addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

G. In-Kind Redemptions

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2009, the Fund realized $38,619,061 of net gain attributable to in-kind redemptions.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS RREEF Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Securities Fund (the "Fund") at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 24, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement," and together with the Agreement, the "Agreements") between DWS and RREEF America LLC ("RREEF") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreements were approved by the Fund's shareholders. DWS and RREEF are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and RREEF historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, Executive Vice President, resigned as an officer of the fund.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRREX	RRRRX
CUSIP Number	23339E 491	23339E 483	23339E 475	23339E 459	23339E 442
Fund Number	425	625	725	2325	595

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class R
Nasdaq Symbol	RRRSX
CUSIP Number	23339E 467
Fund Number	1502

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF REAL ESTATE SECURITIES FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$65,207	$0	$0	$0
2009	$59,207	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.
Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$0	$0
2009	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2011